                                                                                            Exhibit 99.2

Table 1:    PG&E Corporation Business Priorities 2006-2010

1.    Advance business transformation

2.    Provide attractive shareholder returns

3.    Increase investment in utility infrastructure

4.    Implement an effective energy procurement plan

5.    Improve reputation through more effective communications

6.    Evaluate the evolving industry and related investment opportunities

Table 2:    Reconciliation of PG&E Corporation’s Earnings from Operations to Consolidated Net Income in Accordance with Generally Accepted Accounting Principles (GAAP)
Fourth Quarter and Year-to-Date, 2006 vs. 2005
(in millions, except per share amounts)

	Three months ended December 31,				Twelve months ended December 31,
	Earnings (Loss)		Earnings (Loss) per Common Share Diluted		Earnings (Loss)		Earnings (Loss) per Common Share Diluted

	2006	2005	2006	2005	2006	2005	2006	2005

PG&E Corporation Earnings from Operations (1)	$170	$179	$0.48	$0.49	$922	$906	$2.57	$2.34
Items Impacting Comparability (2)
Scheduling Coordinator Cost Recovery	-	-	-	-	77	-	0.21	-
Environmental Remediation Liability	-	-	-	-	(18)	-	(0.05)	-
Recovery of Interest on PX Liability	-	-	-	-	28	-	0.08	-
Energy Crisis/Chapter 11 Interest Costs	-	-	-	-	-	(3)	-	(0.01)
AEAP Settlement	-	93	-	0.25	-	93	-	0.24
Chromium Litigation Settlement Adjustment	-	(91)	-	(0.25)	-	(91)	-	(0.23)
Severance Costs	(18)	-	(0.05)	-	(18)	-	(0.05)	-
Other	-	(1)	-	-	-	(1)	-	-
Total	(18)	1	(0.05)	-	69	(2)	0.19	-
Discontinued Operations - NEGT (3)	-	-	-	-	-	13	-	0.03
PG&E Corporation Earnings on a GAAP basis	$152	$180	$0.43	$0.49	$991	$917	$2.76	$2.37

1.	Earnings from operations exclude items impacting comparability as noted in the following discussion.

2.	Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.

3.
During the third quarter of 2005, PG&E Corporation received additional information from its former subsidiary, National Energy & Gas Transmission, Inc, or NEGT, regarding income to be included in PG&E Corporation's 2004 federal  income tax return. This information was incorporated in the 2004 tax return, which was filed with the IRS in September 2005. As a result, the 2004 federal income tax  liability was reduced by approximately $19 million. NEGT also provided additional information with respect to amounts previously included in PG&E Corporation's  2003 federal income tax return. This change resulted in PG&E Corporation's 2003 federal income tax liability increasing by approximately $6 million. These two  adjustments, netting to $13 million, were recognized in income from discontinued operations in the third quarter of 2005.

Table 3:    Reconciliation of Pacific Gas and Electric Company’s Earnings from Operations to Consolidated Net Income in Accordance with GAAP
Fourth Quarter and Year-to-Date, 2006 vs. 2005
(in millions)

	Three months ended December 31,		Twelve months ended December 31,
	Earnings (Loss)		Earnings (Loss)
	2006	2005	2006	2005

Pacific Gas and Electric Company Earnings from Operations (1)	$173	$181	$902	$919
Items Impacting Comparability (2)
Scheduling Coordinator Cost Recovery	-	-	77	-
Environmental Remediation Liability	-	-	(18)	-
Recovery of Interest on PX Liability	-	-	28	-
Energy Crisis/Chapter 11 Interest Costs	-	-	-	(3)
AEAP Settlement	-	93	-	93
Chromium Litigation Settlement Adjustment	-	(91)	-	(91)
Severance Costs	(18)	-	(18)	-
Total	(18)	2	69	(1)
Pacific Gas and Electric Company Earnings on a GAAP basis	$155	$183	$971	$918

1. Earnings from operations exclude items impacting comparability as noted in the following discussion.

2. Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.

DISCUSSION RELATED TO TABLES 2 AND 3:

Items impacting comparability for the three months ended December 31, 2006 include:

a)
Severance costs of approximately $18 million ($0.05 per common share), after-tax, to reflect consolidation of various positions in connection with the Utility’s continued effort to streamline processes and achieve cost and operating efficiencies through implementation of various initiatives.

Items impacting comparability for the three months ended December 31, 2005 include:

a)
Annual Earnings Assessment Proceeding, or AEAP, revenues of approximately $93 million ($0.25 per common share), after-tax, as a result of an October 27, 2005 California Public Utilities Commission, or CPUC, decision allowing the Utility to recover shareholder incentives for successful implementation of certain public purpose programs; and

  b)  An additional accrual of $91 million ($0.25 per common share), after-tax, to reflect both the February 3, 2006 settlement of most of the claims in the “chromium  litigation” pending against the Utility and an accrual for the remaining unresolved claims.

Items impacting comparability for the twelve months ended December 31, 2006 include:

  a)  The recovery of approximately $77 million ($0.21 per common share), after-tax, of Scheduling Coordinator, or SC, costs, incurred from April 1998 through September 2006, based on a Federal Energy Regulatory Commission, or FERC, order;

  b)  An increase of approximately $18 million ($0.05 per common share), after-tax, in the estimated cost of environmental remediation associated with the Utility’s gas compressor station located near Hinkley, California, as a result of changes in the California Regional Water Quality Control Board’s imposed remediation levels;

  c)   The recovery of approximately $28 million ($0.08 per common share), after-tax, of previously recorded net interest expense on the Power Exchange Corporation, or PX, liability    from April 12, 2004 to February 10, 2005, in the Energy Recovery Bond Balancing Account as a result of completion of the verification audit by the CPUC in the Utility’s 2005 annual electric true-up proceeding; and

  d)   Severance costs of approximately $18 million ($0.05 per common share), after-tax, to reflect consolidation of various positions in connection with the Utility’s continued effort to streamline processes and achieve cost and operating efficiencies through implementation of various initiatives.

Items impacting comparability for the twelve months ended December 31, 2005 include:

  a)   The net effect of incremental interest costs of approximately $3 million ($0.01 per common share), after-tax, incurred by the Utility through February 10, 2005 related to generator disputed claims in the Utility's Chapter 11 proceeding, which were not considered recoverable;

  b)   AEAP revenues of approximately $93 million ($0.24 per common share), after-tax, as a result of an October 27, 2005 CPUC  decision allowing the Utility to recover shareholder  incentives for successful implementation for certain public purpose programs; and

  c)   An additional accrual of $91 million ($0.23 per common share), after-tax, to reflect both the February 3, 2006 settlement of most of the claims in the “chromium  litigation” pending  against the Utility and an accrual for the remaining unresolved claims.

Table 4: PG&E Corporation Earnings per Common Share from Operations
Fourth Quarter 2006 vs. Fourth Quarter 2005
($/Share, Diluted)

Q4 2005 EPS from Operations (1)	$0.49
Share variance	0.02
Effect of increase in authorized return on equity	0.01
Diablo Canyon refueling outage (2)	0.07
Reduction in litigation settlements (2)	0.02

AEAP Settlement (3)	(0.05)
Employee benefit plans	(0.01)
ERB Series 2 equity carrying cost credit	(0.01)
Miscellaneous items	(0.06)
Q4 2006 EPS from Operations (1)	$0.48

Year-to-Date 2006 vs. Year-to-Date 2005
($/Share, Diluted)

2005 YTD EPS from Operations (1)	$2.34
Share variance	0.19
Effect of increase in authorized return on equity	0.03
Electric transmission revenue	0.01
Diablo Canyon refueling outage timing	0.01
Employee benefit plans	0.02
Gas transmission revenue	0.05
Recovery of energy supplier litigation costs	0.03
Tax benefit for capital loss utilization	0.05
Environmental remediation (2)	0.03
Reduction in litigation settlements (2)	0.04
Refund of overcollection (2)	0.03

AEAP Settlement (3)	(0.05)
Earnings on the settlement regulatory asset (3)	(0.04)
ERB Series 2 equity carrying cost credit	(0.13)
Miscellaneous	(0.04)
2006 YTD EPS from Operations (1)	$2.57

1.    See Tables 2 and 3 for a reconciliation of earnings per common share, or EPS, from operations to EPS on a GAAP basis.
2.    Cost incurred in 2005 with no similar cost in 2006.
3.    Benefit received in 2005 with no similar benefit in 2006.

Table 5: PG&E Corporation Share Statistics
Fourth Quarter 2006 vs. Fourth Quarter 2005
(shares in millions, except per share amounts)

	Fourth Quarter 2006	Fourth Quarter 2005	% Change

Common Stock Data

Book Value per share - end of period (1)	$21.24	$19.94	6.52%

Weighted average common shares outstanding, basic (2)	347	359	(3.34)%
Employee stock-based compensation and accelerated share repurchase program	3	5	(40)%
Weighted average common shares outstanding, diluted	350	364	(3.85)%
9.5% Convertible Subordinated Notes (participating securities)	19	19	-
Weighted average common shares outstanding and participating securities, diluted (2)	369	383	(3.66)%

1.    Common shareholders’ equity per common share outstanding at period end.

2.    Represents the basic and diluted weighted average common shares outstanding for the three months ended December 31, 2006 and 2005.

Source:    PG&E Corporation’s Consolidated Financial Statements and the Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 6: Operational Performance Metrics
Fourth Quarter Actual 2006 vs. Targets 2006

		2005 EOY Actual	2006 EOY Actual	2006 EOY Target
1.	Overall customer satisfaction (1) (composite of J.D. Power residential & business customer surveys)	94.0	100.0	94.0
2.	Timely bills (% of bills issued within 35 days)	99.38%	99.56%	99.51%
3.	Estimated Time of Outage Restoration accuracy (% accurate)	47%	68%	50%
4.	System Average Interruption Duration Index (yearly minutes of interruptions per customer)	178.7	231.3	166.0
5.	System Average Interruption Frequency Index (yearly number of interruptions per customer)	1.34	1.53	1.31
6.	Energy Availability (2) (composite of owned generation & procured energy availability)	N/A	2.0	1.5
7.	Telephone service level (% of calls answered within 20 seconds)	75%	80%	76%
8.	Total expense per customer* ($ cost of operations per customer)	$278	$283	$283
9.	Diablo Canyon performance index (3) (composite of plant performance metrics)	94.7	96.8	94.0
10.	Employee Premier Survey index (4) (average survey index score from employee satisfaction Premier survey)	64%	64%	68%
11.	Lost workday case rate (frequency of lost workday cases per 100 employees)	1.04	0.89	0.878

1.    2006 targets have been adjusted to reflect changes in industry average results for this year’s J.D. Power residential and business customer surveys.
2.    Metric is first applicable in 2006.
3.    2005 results have been restated to maintain consistency with the actual and target values based on the recently revised industry calculation methodology.
4.    This metric is based on a survey conducted once per calendar year, generally in the fall.

*The reconciliation of non-GAAP cost of operations to operating and maintenance expense for the year-to-date period is shown below:

(in millions, except cost per customer)	2005 EOY Actual	2006 EOY Actual	2006 EOY Target
GAAP Operating and Maintenance Expense	$3,399	$3,697	$3,552
Public Purpose and Other Balancing Account Programs	(360)	(470)	(568)
Property Taxes	(172)	(187)	(184)
Franchise Fees & Uncollectible Expense	(123)	(146)	(171)
Chromium Litigation	(154)	-	-
Pension Regulatory Deferral	-	(75)
Environmental	-	(97)	-
Reimbursable Revenue	-	(80)	-
Other	(50)	(27)	-

Cost of Operations	$2,540	$2,615	$2,629
Cost of Operations/9.24M Customer Accounts	$278	$283	$283

DEFINITIONS OF 2006 OPERATIONAL PERFORMANCE METRICS FROM TABLE 6:

1.	Overall customer satisfaction:

PG&E measures residential and business customer satisfaction with annual industry-wide surveys conducted by J.D. Power and Associates, as well as with proprietary studies using the same survey in intervening quarters. The overall customer satisfaction metric represents the year-to-date average of the residential and business overall customer satisfaction scores from both the J.D. Powers-administered and proprietary surveys. The metric is calculated by first averaging the available residential and business satisfaction scores (each with 50% weighting) in each quarter and then averaging all available quarterly composite scores for the final year-to-date metric value.

2.	Timely bills:

Measures the percentage of bills that have been issued on a timely basis to customers (i.e., within 35 days of the last scheduled meter read).

3.	Estimated Time of Outage Restoration accuracy (ETOR):

The percentage of outage occurrences, weighted by customers affected, where the majority of customers have been given accurate outage duration information in the early stages of an outage. If the actual time of outage restoration does not occur within the two-hour window given to customers, the measure is considered “missed” for the customers affected by that outage.

4.	System Average Interruption Duration Index (SAIDI):

SAIDI is an indicator of system reliability that measures the average outage time (in minutes) that a customer experiences in a year (Sum of customer interruption durations / Total number of customers served).

5.	System Average Interruption Frequency Index (SAIFI):

SAIFI is an indicator of system reliability that measures the average number of interruptions that a customer experiences in a year (Total number of customer interruptions / Total number of customers served).

6.	Energy availability:

Comprised of two, equally-weighted principal components, a generation availability (GA) component and an energy procurement (EP) component, expressed on a scale of zero to two (with two representing the greatest energy availability). The GA component is the annual average percentage of PG&E's total hydroelectric, fossil (excluding Hunters Point) and nuclear generation capacity that is physically capable of producing power. The GA component captures losses of capacity attributed to equipment failures or planned maintenance, including transmission-related events which constrain generation output. The 0.5 to 2 scale for the Generation Availability metric spans between 83.57% and 89.57% availability. The EP component measures whether sufficient resources are in place to meet load requirements and to maximize the availability of ancillary services to the California Independent System Operators (CAISO), in order for the CAISO to maintain system reliability and to minimize the frequency of CAISO stage alerts in PG&E's service area. The combined energy availability score could be impacted by either the energy availability metric which measures the amount of CAISO Stage 2 and 3 alerts or the Generation Availability metric.

7.	Telephone service level:

Measures the percentage of customer calls that have been either (1) completed by automated voice response systems for self-service, or (2) answered in 20 seconds or less by customer service representatives.

8.	Total expense per customer:

Measures the average annual cost of operations per customer and includes all budget expense items, including business unit and corporate service department expenses, casualty, benefits, severance, and insurance. This metric excludes capital-related costs such as depreciation and interest, and the commodity costs of gas and electricity. The denominator is defined as the average number of active gas and electric customer accounts for the year. This metric is an indicator of overall efficiency and productivity in delivering energy to PG&E customers.

9.	Diablo Canyon composite performance index:

Performance index is intended to provide a quantitative indication of plant performance in the areas of nuclear plant safety, reliability, and plant efficiency.

10.	Employee Premier Survey index:

Provides a comprehensive indicator of employee satisfaction that is derived averaging the percentage of favorable responses from all 40 core survey items within the Premier Survey.

11.	Lost workday case rate:

Measures the number of non-fatal injury and illness cases that (1) satisfy OSHA requirements for recordability, (2) occur in the current year, and (3) result in at least one day away from work. The rate measures how frequently new lost workday cases occur for every 200,000 hours worked, or for approximately every 100 employees.

Table 7: Pacific Gas and Electric Company Operating Statistics
Fourth Quarter and Year-to-Date, 2006 vs. 2005

	Three Months Ended December 31,		Twelve Months Ended December 31,

	2006	2005	2006	2005
Electric Sales (in millions kWh)
Residential	7,244	7,046	31,014	29,752
Commercial	8,281	8,141	33,492	32,375
Industrial	3,759	3,766	15,166	14,932
Agricultural	964	899	3,839	3,742
BART, public street and highway lighting	176	196	785	792
Other electric utilities	-	6	14	33
Sales from Energy Deliveries	20,424	20,054	84,310	81,626

Total Electric Customers at December 31			5,066,635	5,007,772

Bundled Gas Sales (in millions MCF)
Residential	49	45	196	194
Commercial	18	19	73	77
Total Bundled Gas Sales	67	64	269	271
Transportation Only	154	153	559	573
Total Gas Sales	221	217	828	844

Total Gas Customers at December 31			4,234,723	4,182,804

Sources of Electric Energy (in millions kWh)
Utility Generation
Nuclear	4,769	3,551	18,391	17,692
Hydro (net)	2,903	2,074	13,827	11,866
Fossil	110	211	624	1,044
Total Utility Generation	7,782	5,836	32,842	30,602
Purchased Power
Qualifying Facilities	4,058	3,493	16,312	16,998
Irrigation Districts	558	795	5,102	3,900
Other Purchased Power	151	183	2,043	1,071
Spot Market Purchases, net	1,435	2,807	6,202	3,716
Total Purchased Power (1)	6,202	7,278	29,659	25,685
Delivery from DWR	5,171	5,211	19,585	20,476

Delivery to Direct Access Customers	1,742	2,166	7,604	8,867

Other (includes energy loss)	(473)	(437)	(5,380)	(4,004)

Total Electric Energy Delivered	20,424	20,054	84,310	81,626

Diablo Canyon Performance
Overall capacity factor (including refuelings)	97%	75%	95%	93%
Refueling outage period	None	10/23-12/03	4/17-5/25	10/23-12/03
Refueling outage duration during the period (days)	None	41.0	38.8	41.0

(1)  Total Purchased Power is net of Spot Market Sales of 1,416 million kWh and 7,254 million kWh for the three and twelve months ended December 31, 2006, respectively.  Total Purchased Power is net of Spot Market Sales of 2,146 million kWh and 8,518 million kWh (excluding WAPA unbanking of 186 million kWh) for the three and twelve months ended December 31, 2005, respectively.

Table 8: PG&E Corporation Earnings per Common Share (EPS) Guidance

2007 EPS Guidance

	Low	High
EPS Guidance on an Earnings from Operations Basis	$2.70	$2.80

Estimated Items Impacting Comparability	$0.00	$0.00

EPS Guidance on a GAAP Basis	$2.70	$2.80

Management's statements regarding 2007 guidance for earnings from operations per common share for PG&E Corporation, estimated rate base for 2007, and general sensitivities for 2007 earnings, constitute forward-looking statements that are based on current expectations and assumptions which management believes are reasonable, including that the Utility earns its authorized rate of return. These statements and assumptions are necessarily subject to various risks and uncertainties. Actual results may differ materially. Factors that could cause actual results to differ materially include:
•	the Utility’s ability to timely recover costs through rates;
•	the outcome of regulatory proceedings, including ratemaking proceedings pending at the CPUC and the FERC;
•	the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
•
the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards that could affect the Utility’s facilities and operations, its customers and third parties on which the Utility relies;

•	the potential impacts of climate change on the Utility’s electricity and natural gas operations;
•
changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology including the development of alternative energy sources, or other reasons;

•
operating performance of the Utility’s Diablo Canyon nuclear generating facilities, or Diablo Canyon, the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;

•	the ability of the Utility to recognize benefits from its initiatives to improve its business processes and customer service;
•	the ability of the Utility to timely complete its planned capital investment projects;
•	the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
•
the impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s, or the CAISO’s, new rules to restructure the California wholesale electricity market;

•	how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
•	the extent to which PG&E Corporation or the Utility incurs costs in connection with pending litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
•	the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;
•	the impact of environmental laws and regulations and the costs of compliance and remediation;
•	the effect of municipalization, direct access, community choice aggregation, or other forms of bypass; and
•	other factors discussed in PG&E Corporation's and Pacific Gas and Electric Company’s SEC reports.

Table 9: Rate Base - Pacific Gas and Electric Company

	2005	2006	2007
	Recorded	Recorded	Estimated
Total Weighted Average Rate Base (in billions)	$15.1	$15.9	$17.3

The estimate of rate base for 2007 and the forecast of capital expenditures that the estimate is based on are forward-looking statements that are subject to various risks and uncertainties, including whether the forecasted expenditures will be made or will be made within the time periods assumed. Actual results may differ materially. For a discussion of the factors that may affect future results, see the factors listed in Table 8 and the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2006.

Table 10: General Earnings Sensitivities for 2007
PG&E Corporation and Pacific Gas and Electric Company

Variable	Description of Change	Estimated Earnings Impact

Rate base	+/- $100 million change in rate base (1)	+/- $6 million

Return on equity (ROE)	+/- 0.1% change in earned ROE	+/- $9 million

Share count	+/- 1% change in average shares	-/+ $0.03 per share

Revenues	+/- $7 million change in revenues (pre-tax), including Electric Transmission and California Gas Transmission	+/- $0.01 per share

1.    Assumes earning 11.35% on equity portion (52%).

These general earnings sensitivities that may affect 2007 earnings are forward-looking statements that are based on various assumptions that may prove to be inaccurate. Actual results may differ materially. For a discussion of the factors that may affect future results, see the factors listed in Table 8 and the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company's Annual Report on Form 10-K for the year ended December 31, 2006.

Table 11: Cash Flow Sources and Uses
Year-to-Date 2006
PG&E Corporation Consolidated
(in millions)

Cash and Cash Equivalents, January 1, 2006	$713

Sources of Cash
Cash from operations	$2,714
Decrease in restricted cash	115
Net proceeds from sale of assets	17
Net borrowing under credit facilities	40
Issuance of commercial paper, net of discount of $2 million	458
Common stock issued	131
Other	3
$3,478

Uses of Cash
Capital expenditures	$2,402
Proceeds from and investments in nuclear decommissioning trust, net	157
Rate reduction bonds matured	290
Energy recovery bonds matured	316
Common stock repurchased	114
Common stock dividends paid	456
$3,735

Cash and Cash Equivalents, December 31, 2006	$456

Source: PG&E Corporation’s Consolidated Statements of Cash Flows included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 12: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Cash Position
Fourth Quarter 2006 vs. Fourth Quarter 2005
(in millions)

	2006	2005	Change

Cash Flow from Operating Activities (YTD December 31)
PG&E Corporation	$137	$43	$94
Pacific Gas and Electric Company	2,577	2,366	211
	$2,714	$2,409	$305

Consolidated Cash Balance (at December 31)
PG&E Corporation	$386	$250	$136
Pacific Gas and Electric Company	70	463	(393)
	$456	$713	$(257)

Consolidated Restricted Cash Balance (at December 31)
PG&E Corporation	$-	$-	$-
Pacific Gas and Electric Company(1)	1,431	1,546	(115)
	$1,415	$1,546	$(115)

1.    Includes $16 million of restricted cash classified as Other Noncurrent Assets in 2006.

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Annual Report on Form 10-K for the year ended December 31, 2006 and Form 10-K for the year ended December 31, 2005.

Table 13: PG&E Corporation’s and Pacific Gas and Electric Company’s Long-Term Debt
Year End 2006 vs. Year End 2005
(in millions)

	Balance at December 31,
	2006	2005

PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$280	$280
Less: current portion	(280)	-
	-	280
Utility
Senior notes/first mortgage bonds(1):
3.60% to 6.05% bonds, due 2009-2034	5,100	5,100
Unamortized discount, net of premium	(16)	(17)
Total senior notes/first mortgage bonds	5,084	5,083
Pollution control bond loan agreements, variable rates(2), due 2026(3)	614	614
Pollution control bond loan agreement, 5.35%, due 2016	200	200
Pollution control bond loan agreements, 3.50%, due 2023(4)	345	345
Pollution control bond loan agreements, variable rates(5), due 2016-2026	454	454
Other	1	2
Less: current portion	(1)	(2)
Long-term debt, net of current portion	6,697	6,696
Total consolidated long-term debt, net of current portion	$6,697	$6,976

(1) When originally issued, these debt instruments were denominated as first mortgage bonds and were secured by a lien, subject to permitted exceptions, on substantially all of the Utility’s real property and certain tangible personal property related to its facilities. The indenture under which the first mortgage bonds were issued provided for release of the lien in certain circumstances subject to certain conditions. The release occurred in April 2005 and the remaining bonds were redesignated as senior notes.

(2) At December 31, 2006, interest rates on these loans ranged from 3.80% to 3.92%.
(3) These bonds are supported by $620 million of letters of credit which expire on April 22, 2010. Although the stated maturity date is 2026, the bonds will remain outstanding only if the Utility extends or replaces the letters of credit.

(4) These bonds are subject to a mandatory tender for purchase on June 1, 2007 and the interest rates for these bonds are set until that date.
(5) At December 31, 2006, interest rates on these loans ranged from 3.25% to 3.70%.

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 14: PG&E Corporation and Pacific Gas and Electric Company Repayment Schedule and Interest Rates - Long-Term Debt, Rate Reduction Bonds and Energy Recovery Bonds as of December 31, 2006
(in millions, except interest rates)

	2007		2008	2009	2010		2011	Thereafter	Total

Long-term debt:
PG&E Corporation
Average fixed interest rate	9.50%		-	-	-		-	-	9.50%
Fixed rate obligations	$280		$-	$-	$-		$-	$-	$280
Utility
Average fixed interest rate	-		-	3.60%	-		4.20%	5.55%	5.22%
Fixed rate obligations	$-		$-	$600	$-		$500	$4,529	$5,629
Variable interest rate as of December 31, 2006	-		-	-	3.88%		-	3.59%	3.76%
Variable rate obligations	$-		$-	$-	$614	(1)	$-	$454	$1,068
Other	$1		$-	$-	$-		$-	$-	$1
Less: current portion	(281)	(2)	-	-	-		-	-	(281)
Total consolidated long-term debt	$-		$-	$600	$614		$500	$4,983	$6,697

(1) The $614 million pollution control bonds, due in 2026, are backed by letters of credit which expire on April 22, 2010. The bonds will be subject to a mandatory redemption unless the letters of credit are extended or replaced. Accordingly, the bonds have been classified for repayment purposes in 2010.

(2) The holders of the $280 million 9.50% Convertible Subordinated Notes have a one-time right to require PG&E Corporation to repurchase the Convertible Subordinated Notes on June 30, 2007, at a purchase price equal to the principal amount plus accrued and unpaid interest (including liquidated damages and unpaid “pass-through dividends,” if any).

	2007	2008	2009	2010	2011	Thereafter	Total
Utility
Average fixed interest rate	6.48%	-	-	-	-	-	6.48%
Rate reduction bonds	$290	$-	$-	$-	$-	$-	$290
Average fixed interest rate	4.19%	4.19%	4.36%	4.49%	4.61%	4.64%	4.43%
Energy recovery bonds	$340	$354	$369	$386	$424	$403	$2,276

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 15: Pacific Gas and Electric Company
Docket Numbers of Selected Regulatory Cases

Name	Brief Description	Docket Number
2007 General Rate Case (2007 GRC)
Primary CPUC proceeding determining the amount of revenue requirements collected from customers to recover the basic business and operational costs related to electricity and natural gas distribution and utility-owned electricity generation operations.
A.05-12-002
Gas Accord	CPUC proceeding to set rates, terms and conditions for gas transmission and storage services effective January 1, 2008.	To be filed March 15, 2007
2006 Long Term Procurement Plan (2006 LTPP)	CPUC proceeding to review the 2007-2016 electric energy and electric fuel procurement plans.	R.06-02-013
Billing and Collection Investigation	CPUC investigation into billing and collection practices and credit policies.	I.03-01-012
QF Pricing and Policy	CPUC rulemaking proceedings considering various policy and pricing issues related to power purchased from Qualifying Facilities.	R.04-04-003 R.04-04-025 R.99-11-022
Transmission Owner 9 Rate Case (TO9)	Primary FERC rate-making proceeding to determine electric transmission revenues and wholesale and retail transmission rates.	ER06-1325-000

Discussion of these regulatory cases is included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 16: PG&E Corporation
Consolidated Statements of Income
(in millions, except per share amounts)

	Year ended December 31,
	2006	2005	2004
Operating Revenues
Electric	$8,752	$7,927	$7,867
Natural gas	3,787	3,776	3,213
Total operating revenues	12,539	11,703	11,080
Operating Expenses
Cost of electricity	2,922	2,410	2,770
Cost of natural gas	2,097	2,191	1,724
Operating and maintenance	3,703	3,397	2,871
Recognition of regulatory assets	-	-	(4,900)
Depreciation, amortization, and decommissioning	1,709	1,735	1,497
Total operating expenses	10,431	9,733	3,962
Operating Income	2,108	1,970	7,118
Interest income	188	80	63
Interest expense	(738)	(583)	(797)
Other expense, net	(13)	(19)	(98)
Income Before Income Taxes	1,545	1,448	6,286
Income tax provision	554	544	2,466
Income From Continuing Operations	991	904	3,820
Discontinued Operations
Gain on disposal of NEGT (net of income tax benefit of $13 million in 2005 and income tax expense of $374 million in 2004)	-	13	684
Net Income	$991	$917	$4,504

Weighted Average Common Shares Outstanding, Basic	346	372	398
Earnings Per Common Share from Continuing Operations, Basic	$2.78	$2.37	$9.16
Net Earnings Per Common Share, Basic	$2.78	$2.40	$10.80
Earnings Per Common Share from Continuing Operations, Diluted	$2.76	$2.34	$8.97
Net Earnings Per Common Share, Diluted	$2.76	$2.37	$10.57
Dividends Declared Per Common Share	$1.32	$1.23	$-

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 17: PG&E Corporation
Consolidated Balance Sheets
(in millions)

	Balance at December 31,
	2006	2005
ASSETS
Current Assets
Cash and cash equivalents	$456	$713
Restricted cash	1,415	1,546
Accounts receivable:
Customers (net of allowance for doubtful accounts of $50 million in 2006 and $77 million in 2005)	2,343	2,422
Regulatory balancing accounts	607	727
Inventories:
Gas stored underground and fuel oil	181	231
Materials and supplies	149	133
Income taxes receivable	-	21
Prepaid expenses and other	716	187
Total current assets	5,867	5,980
Property, Plant and Equipment
Electric	24,036	22,482
Gas	9,115	8,794
Construction work in progress	1,047	738
Other	16	16
Total property, plant and equipment	34,214	32,030
Accumulated depreciation	(12,429)	(12,075)
Net property, plant and equipment	21,785	19,955
Other Noncurrent Assets
Regulatory assets	4,902	5,578
Nuclear decommissioning funds	1,876	1,719
Other	373	842
Total other noncurrent assets	7,151	8,139
TOTAL ASSETS	$34,803	$34,074

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 17 (continued): PG&E Corporation
Consolidated Balance Sheets
(in millions)

	Balance at December 31,
	2006	2005
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$759	$260
Long-term debt, classified as current	281	2
Rate reduction bonds, classified as current	290	290
Energy recovery bonds, classified as current	340	316
Accounts payable:
Trade creditors	1,075	980
Disputed claims and customer refunds	1,709	1,733
Regulatory balancing accounts	1,030	840
Other	420	441
Interest payable	583	473
Income taxes payable	102	-
Deferred income taxes	148	181
Other	1,513	1,416
Total current liabilities	8,250	6,932
Noncurrent Liabilities
Long-term debt	6,697	6,976
Rate reduction bonds	-	290
Energy recovery bonds	1,936	2,276
Regulatory liabilities	3,392	3,506
Asset retirement obligations	1,466	1,587
Deferred income taxes	2,840	3,092
Deferred tax credits	106	112
Other	2,053	1,833
Total noncurrent liabilities	18,490	19,672
Commitments and Contingencies
Preferred Stock of Subsidiaries	252	252
Preferred Stock
Preferred stock, no par value, 80,000,000 shares, $100 par value, 5,000,000 shares, none issued	-	-
Common Shareholders' Equity
Common stock, no par value, authorized 800,000,000 shares, issued 372,803,521 common and 1,377,538 restricted shares in 2006 and issued 366,868,512 common and 1,399,990 restricted shares in 2005	5,877	5,827
Common stock held by subsidiary, at cost, 24,665,500 shares	(718)	(718)
Unearned compensation	-	(22)
Reinvested earnings	2,671	2,139
Accumulated other comprehensive loss	(19)	(8)
Total common shareholders' equity	7,811	7,218
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$34,803	$34,074

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 18: PG&E Corporation
Consolidated Statements of Cash Flows
(in millions)

	Year ended December 31,
	2006	2005	2004
Cash Flows From Operating Activities
Net income	$991	$917	$4,504
Gain on disposal of NEGT (net of income tax benefit of $13 million in 2005 and income tax expense of $374 million in 2004)	-	(13)	(684)
Net income from continuing operations	991	904	3,820
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning and allowance for equity funds used during construction	1,756	1,698	1,497
Loss from retirement of long-term debt	-	-	65
Tax benefit from employee stock plans	-	50	41
Gain on sale of assets	(11)	-	(19)
Recognition of regulatory assets	-	-	(4,900)
Deferred income taxes and tax credits, net	(285)	(659)	2,607
Other deferred charges and noncurrent liabilities	151	33	(519)
Net effect of changes in operating assets and liabilities:
Accounts receivable	130	(245)	(85)
Inventories	32	(60)	(12)
Accounts payable	17	257	273
Accrued taxes/income taxes receivable	124	(207)	(122)
Regulatory balancing accounts, net	329	254	(590)
Other current assets	(273)	29	760
Other current liabilities	(233)	273	(48)
Payments authorized by the Bankruptcy Court on amounts classified as liabilities subject to compromise	-	-	(1,022)
Other	(14)	82	110
Net cash provided by operating activities	2,714	2,409	1,856
Cash Flows From Investing Activities
Capital expenditures	(2,402)	(1,804)	(1,559)
Net proceeds from sale of assets	17	39	35
Decrease (increase) in restricted cash	115	434	(1,216)
Proceeds from nuclear decommissioning trust sales	1,087	2,918	1,821
Purchases of nuclear decommissioning trust investments	(1,244)	(3,008)	(1,972)
Other	-	23	(27)
Net cash used in investing activities	(2,427)	(1,398)	(2,918)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility and working capital facility	350	260	300
Repayments under accounts receivable facility and working capital facility	(310)	(300)	-
Net issuance of commercial paper, net of discount of $2 million	458	-	-
Proceeds from issuance of long-term debt, net of issuance costs of $3 million in 2005 and $107 million in 2004	-	451	7,742
Proceeds from issuance of energy recovery bonds, net of issuance costs of $21 million in 2005	-	2,711	-

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 18 (continued): PG&E Corporation
Consolidated Statements of Cash Flows
(in millions)

Long-term debt matured, redeemed or repurchased	-	(1,556)	(9,054)
Rate reduction bonds matured	(290)	(290)	(290)
Energy recovery bonds matured	(316)	(140)	-
Preferred stock with mandatory redemption provisions redeemed	-	(122)	(15)
Preferred stock without mandatory redemption provisions redeemed	-	(37)	-
Common stock issued	131	243	162
Common stock repurchased	(114)	(2,188)	(378)
Common stock dividends paid	(456)	(334)	-
Other	3	32	(91)
Net cash used in financing activities	(544)	(1,270)	(1,624)
Net change in cash and cash equivalents	(257)	(259)	(2,686)
Cash and cash equivalents at January 1	713	972	3,658

Cash and cash equivalents at December 31	$456	$713	$972
Supplemental disclosures of cash flow information
Cash received for:
Reorganization interest income	$-	$-	$16
Cash paid for:
Interest (net of amounts capitalized)	503	403	646
Income taxes paid, net	736	1,392	128
Reorganization professional fees and expenses	-	-	61
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	$117	$115	$-
Transfer of liabilities and other payables subject to compromise to operating assets and liabilities	-	-	(2,877)
Assumption of capital lease obligation	408	-	-
Transfer of Gateway Generating Station asset	69	-	-

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 19: PG&E Corporation
Consolidated Statements of Shareholders’ Equity
(in millions, except share amounts)

	Common Stock Shares	Common Stock Amount	Common Stock Held by Subsidiary	Unearned Compen-sation	Reinvested Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Common Share-holders' Equity	Comprehensive Income (Loss)
Balance at December 31, 2003	416,520,282	$6,468	$(690)	$(20)	$(1,458)	$(85)	$4,215

Net income	-	-	-	-	4,504	-	4,504	$4,504
Mark-to-market adjustments for hedging transactions in accordance with SFAS No. 133 (net of income tax expense of $2 million)	-	-	-	-	-	3	3	3
NEGT losses reclassified to earnings upon elimination of equity interest by PG&E Corporation (net of income tax expense of $43 million)	-	-	-	-	-	77	77	77
Other	-	-	-	-	-	1	1	1
Comprehensive income								$4,585

Common stock issued	8,410,058	162	-	-	-	-	162
Common stock repurchased	(10,783,200)	(167)	-	-	(183)	-	(350)
Common stock held by subsidiary	-	-	(28)	-	-	-	(28)
Common stock warrants exercised	4,003,812	-	-	-	-	-	-
Common restricted stock issued	498,910	16	-	(16)	-	-	-
Common restricted stock cancelled	(33,721)	(1)	-	1	-	-	-
Common restricted stock amortization	-	-	-	9	-	-	9
Tax benefit from employee stock plans	-	41	-	-	-	-	41
Other	-	(1)	-	-	-	-	(1)
Balance at December 31, 2004	418,616,141	6,518	(718)	(26)	2,863	(4)	8,633

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 19 (continued): PG&E Corporation
Consolidated Statements of Shareholders’ Equity
(in millions, except share amounts)

Net income	-	-	-	-	917	-	917	917
Minimum pension liability adjustment (net of income tax benefit of $3 million)	-	-	-	-	-	(4)	(4)	(4)
Comprehensive income								$913

Common stock issued	10,264,535	247	-	-	-	-	247
Common stock repurchased	(61,139,700)	(998)	-	-	(1,190)	-	(2,188)
Common stock warrants exercised	295,919	-	-	-	-	-	-
Common restricted stock issued	347,710	13	-	(13)	-	-	-
Common restricted stock cancelled	(116,103)	(4)	-	4	-	-	-
Common restricted stock amortization	-	-	-	13	-	-	13
Common stock dividends declared and paid	-	-	-	-	(334)	-	(334)
Common stock dividends declared but not yet paid	-	-	-	-	(115)	-	(115)
Tax benefit from employee stock plans	-	50	-	-	-	-	50
Other	-	1	-	-	(2)	-	(1)
Balance at December 31, 2005	368,268,502	5,827	(718)	(22)	2,139	(8)	7,218
Net income	-	-	-	-	991	-	991	$991
Comprehensive income								$991

Common stock issued	5,399,707	110	-	-	-	-	110
ASR settlement of stock repurchased in 2005	-	(114)	-	-	-	-	(114)
Common stock warrants exercised	51,890	-	-	-	-	-	-
Common restricted stock, unearned compensation reversed in accordance with SFAS No. 123R	-	(22)	-	22	-	-	-
Common restricted stock issued	566,255	21	-	-	-	-	21
Common restricted stock cancelled	(105,295)	(1)	-	-	-	-	(1)
Common restricted stock amortization	-	20	-	-	-	-	20

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 19 (continued): PG&E Corporation
Consolidated Statements of Shareholders’ Equity
(in millions, except share amounts)

Common stock dividends declared and paid	-	-	-	-	(342)	-	(342)
Common stock dividends declared but not yet paid	-	-	-	-	(117)	-	(117)
Tax benefit from employee stock plans	-	35	-	-	-	-	35
Adoption of SFAS No. 158 (net of income tax benefit of $8 million)	-	-	-	-	-	(11)	(11)
Other	-	1	-	-	-	-	1
Balance at December 31, 2006	374,181,059	$5,877	$(718)	$-	$2,671	$(19)	$7,811

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 20: Pacific Gas and Electric Company
Consolidated Statements of Income
(in millions)

	Year ended December 31,
	2006	2005	2004
Operating Revenues
Electric	$8,752	$7,927	$7,867
Natural gas	3,787	3,777	3,213
Total operating revenues	12,539	11,704	11,080
Operating Expenses
Cost of electricity	2,922	2,410	2,770
Cost of natural gas	2,097	2,191	1,724
Operating and maintenance	3,697	3,399	2,848
Recognition of regulatory assets	-	-	(4,900)
Depreciation, amortization and decommissioning	1,708	1,734	1,494
Total operating expenses	10,424	9,734	3,936
Operating Income	2,115	1,970	7,144
Interest income	175	76	50
Interest expense	(710)	(554)	(667)
Other income, net	7	16	16
Income Before Income Taxes	1,587	1,508	6,543
Income tax provision	602	574	2,561
Net Income	985	934	3,982
Preferred stock dividend requirement	14	16	21
Income Available for Common Stock	$971	$918	$3,961

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 21: Pacific Gas and Electric Company
Consolidated Balance Sheets
(in millions)

	Balance at December 31,
	2006	2005
ASSETS
Current Assets
Cash and cash equivalents	$70	$463
Restricted cash	1,415	1,546
Accounts receivable:
Customers (net of allowance for doubtful accounts of $50 million in 2006 and $77 million in 2005)	2,343	2,422
Related parties	6	3
Regulatory balancing accounts	607	727
Inventories:
Gas stored underground and fuel oil	181	231
Materials and supplies	149	133
Income taxes receivable	20	48
Prepaid expenses and other	714	183
Total current assets	5,505	5,756
Property, Plant and Equipment
Electric	24,036	22,482
Gas	9,115	8,794
Construction work in progress	1,047	738
Total property, plant and equipment	34,198	32,014
Accumulated depreciation	(12,415)	(12,061)
Net property, plant and equipment	21,783	19,953
Other Noncurrent Assets
Regulatory assets	4,902	5,578
Nuclear decommissioning funds	1,876	1,719
Related parties receivable	25	23
Other	280	754
Total other noncurrent assets	7,083	8,074
TOTAL ASSETS	$34,371	$33,783

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 21 (continued): Pacific Gas and Electric Company
Consolidated Balance Sheets
(in millions)

	Balance at December 31,
	2006	2005
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings	$759	$260
Long-term debt, classified as current	1	2
Rate reduction bonds, classified as current	290	290
Energy recovery bonds, classified as current	340	316
Accounts payable:
Trade creditors	1,075	980
Disputed claims and customer refunds	1,709	1,733
Related parties	40	37
Regulatory balancing accounts	1,030	840
Other	402	423
Interest payable	570	460
Deferred income taxes	118	161
Other	1,346	1,255
Total current liabilities	7,680	6,757
Noncurrent Liabilities
Long-term debt	6,697	6,696
Rate reduction bonds	-	290
Energy recovery bonds	1,936	2,276
Regulatory liabilities	3,392	3,506
Asset retirement obligations	1,466	1,587
Deferred income taxes	2,972	3,218
Deferred tax credits	106	112
Other	1,922	1,691
Total noncurrent liabilities	18,491	19,376
Commitments and Contingencies (Notes 2, 4, 5, 6, 8, 9, 13, 15 and 17)
Shareholders' Equity
Preferred stock without mandatory redemption provisions:
Nonredeemable, 5.00% to 6.00%, outstanding 5,784,825 shares	145	145
Redeemable, 4.36% to 5.00%, outstanding 4,534,958 shares	113	113
Common stock, $5 par value, authorized 800,000,000 shares, issued 279,624,823 shares in 2006 and 2005	1,398	1,398
Common stock held by subsidiary, at cost, 19,481,213 shares	(475)	(475)
Additional paid-in capital	1,822	1,776
Reinvested earnings	5,213	4,702
Accumulated other comprehensive loss	(16)	(9)
Total shareholders' equity	8,200	7,650
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$34,371	$33,783

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 22: Pacific Gas and Electric Company
Consolidated Statements of Cash Flows
(in millions)

	Year ended December 31,
	2006	2005	2004
Cash Flows From Operating Activities
Net income	$985	$934	$3,982
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning and allowance for equity funds used during construction	1,755	1,697	1,494
Gain on sale of assets	(11)	-	-
Recognition of regulatory assets	-	-	(4,900)
Deferred income taxes and tax credits, net	(287)	(636)	2,580
Other deferred charges and noncurrent liabilities	116	21	(391)
Net effect of changes in operating assets and liabilities:
Accounts receivable	128	(245)	(85)
Inventories	34	(60)	(12)
Accounts payable	21	257	273
Accrued taxes/income taxes receivable	28	(150)	52
Regulatory balancing accounts, net	329	254	(590)
Other current assets	(273)	2	55
Other current liabilities	(235)	273	395
Payments authorized by the Bankruptcy Court on amounts classified as liabilities subject to compromise	-	-	(1,022)
Other	(13)	19	7
Net cash provided by operating activities	2,577	2,366	1,838
Cash Flows From Investing Activities
Capital expenditures	(2,402)	(1,803)	(1,559)
Net proceeds from sale of assets	17	39	35
Decrease (increase) in restricted cash	115	434	(1,577)
Proceeds from nuclear decommissioning trust sales	1,087	2,918	1,821
Purchases of nuclear decommissioning trust investments	(1,244)	(3,008)	(1,972)
Other	1	61	(27)
Net cash used in investing activities	(2,426)	(1,359)	(3,279)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility and working capital facility	350	260	300
Repayments under accounts receivable facility and working capital facility	(310)	(300)	-
Net issuance of commercial paper, net of discount of $2 million	458	-	-
Proceeds from issuance of long-term debt, net of issuance costs of $3 million in 2005 and $107 million in 2004	-	451	7,742
Proceeds from issuance of energy recovery bonds, net of issuance costs of $21 million in 2005	-	2,711	-

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 22 (continued): Pacific Gas and Electric Company
Consolidated Statements of Cash Flows
(in millions)

Long-term debt matured, redeemed or repurchased	-	(1,554)	(8,402)
Rate reduction bonds matured	(290)	(290)	(290)
Energy recovery bonds matured	(316)	(140)	-
Preferred stock dividends paid	(14)	(16)	(90)
Common stock dividends paid	(460)	(445)	-
Preferred stock with mandatory redemption provisions redeemed	-	(122)	(15)
Preferred stock without mandatory redemption provisions redeemed	-	(37)	-
Common stock repurchased	-	(1,910)	-
Other	38	65	-
Net cash used in financing activities	(544)	(1,327)	(755)
Net change in cash and cash equivalents	(393)	(320)	(2,196)
Cash and cash equivalents at January 1	463	783	2,979
Cash and cash equivalents at December 31	$70	$463	$783
Supplemental disclosures of cash flow information
Cash received for:
Reorganization interest income	$-	$-	$16
Cash paid for:
Interest (net of amounts capitalized)	476	390	512
Income taxes paid, net	897	1,397	109
Reorganization professional fees and expenses	-	-	61
Supplemental disclosures of noncash investing and financing activities
Transfer of liabilities and other payables subject to compromise to operating assets and liabilities	$-	$-	$(2,877)
Equity contribution for settlement of plan of reorganization, or POR, payable	-	-	(129)
Assumption of capital lease obligation	408	-	-
Transfer of Gateway Generating Station asset	69	-	-

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 23: Pacific Gas and Electric Company
Consolidated Statements of Shareholders’ Equity
(in millions)

	Preferred Stock Without Mandatory Redemption Provisions	Common Stock	Additional Paid-in Capital	Common Stock Held by Subsidiary	Reinvested Earnings	Accumu- lated Other Compre- hensive Income (Loss)	Total Share- holders' Equity	Comprehensive Income (Loss)
Balance at December 31, 2003	$294	$1,606	$1,964	$(475)	$1,706	$(6)	$5,089
Net income	-	-	-	-	3,982	-	3,982	$3,982
Mark-to-market adjustments for hedging transactions in accordance with SFAS No. 133 (net of income tax expense of $2 million)	-	-	-	-	-	3	3	3
Comprehensive income								$3,985

Equity contribution for settlement of POR payable (net of income taxes of $52 million)	-	-	77	-	-	-	77
Preferred stock dividend	-	-	-	-	(21)	-	(21)
Balance at December 31, 2004	294	1,606	2,041	(475)	5,667	(3)	9,130
Net income	-	-	-	-	934	-	934	$934
Minimum pension liability adjustment (net of income tax benefit of $4 million)	-	-	-	-	-	(6)	(6)	(6)
Comprehensive income								$928

Common stock repurchased	-	(208)	(266)	-	(1,436)	-	(1,910)
Common stock dividend	-	-	-	-	(445)	-	(445)
Preferred stock redeemed	(36)	-	1	-	(2)	-	(37)
Preferred stock dividend	-	-	-	-	(16)	-	(16)
Balance at December 31, 2005	258	1,398	1,776	(475)	4,702	(9)	7,650

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.

Table 23 (continued): Pacific Gas and Electric Company
Consolidated Statements of Shareholders’ Equity
(in millions)

Net income	-	-	-	-	985	-	985	$985
Minimum pension liability adjustment (net of income tax expense of $2 million)	-	-	-	-	-	3	3	3
Comprehensive income								$988

Tax benefit from employee stock plans	-	-	46	-	-	-	46
Common stock dividend	-	-	-	-	(460)	-	(460)
Preferred stock dividend	-	-	-	-	(14)	-	(14)
Adoption of SFAS No. 158 (net of income tax benefit of $7 million)	-	-	-	-	-	(10)	(10)
Balance at December 31, 2006	$258	$1,398	$1,822	$(475)	$5,213	$(16)	$8,200

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2006.